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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-5710

ING VP Natural Resources Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2006 to December 31, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

December 31, 2006

ING VP Natural Resources Trust

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Manager's Report	4

Shareholder Expense Example	6

Report of Independent Registered Public Accounting Firm	7

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	12

Portfolio of Investments	21

Tax Information	23

Trustee and Other Information	24

Advisory Contract Approval Discussion	28

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Trust by calling Shareholder Services toll-free at 1-800-992-0180.

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PRESIDENT'S LETTER

Dear Shareholder,

In its recent meetings, the U.S. Federal Reserve Board (the "Fed") ceased what was a two-year trend. That trend — a string of 17 consecutive interest rate hikes that ended last fall — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is neither raising nor lowering interest rates, which puts us in the midst of what economists refer to as a "plateau." Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") rose significantly.

Of course, the Fed's actions impact economies and market performance around the world. For instance, the current interest rate climate has been cited as one reason for a decline in the value of the dollar. Last year, that drop in the dollar meant that international stocks — which are often determined in foreign currencies — generally experienced strong performance as foreign currencies climbed and world stock markets continued to produce strong results.

Meanwhile, here at home, 2006 was an interesting year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high followed by a market correction and several months of non-directional returns. A strong rally occurred in the second half of the year driven in part by the aforementioned dollar decline and the interest rate plateau. The good news is many economists believe that these conditions may continue in the months to come.

At ING Funds, we are committed to providing you, the investor, with an array of investment choices that enables you to build a diversified portfolio across a variety of asset classes. We do so, with a view that the globalization of markets is an initial consideration in the products we offer.

We take the confidence you place in us with your investments very seriously — everyone in our firm is committed to renewing this trust each and every day.

Shaun Mathews
President
ING Funds
January 31, 2007

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2006

In our semi-annual report, we described how the feast of the first quarter had turned to famine in the second quarter for global equity markets on concerns that rising interest rates would freeze out global growth. Indeed as late as June 27, 2006, the year-to-date return on the Morgan Stanley Capital International ("MSCI") World IndexSM(1) measured in local currencies, including net reinvested dividends had been precisely 0%. However, the second half of the year ended December 31, 2006, was much healthier and the same index powered ahead 12.3% and for the year ended December 31, 2006, returned 20.07%. The return to dollar based investors was a little better at 13.2%, as late in the year a slowing economy and hints that central banks would be diversifying out of dollars weighed on that currency. For the six months ended December 31, 2006, the dollar fell 3.1% against the euro and 5.6% against the pound, but gained 4.1% on the yen due to stumbling growth and miniscule interest rates in Japan. For the year ended December 31, 2006, the dollar fell 10.6% against the euro and 12.4% against the pound, but gained 1.3% against the yen.

As the first half of 2006 ended, the Federal Open Market Committee ("FOMC") had just raised the federal funds rate for the seventeenth time since June 2004, to 5.25%. The relatively mild accompanying language led many in the fixed income market to hope that the tightening cycle was now over. Not everyone believed it, especially when new Middle East conflict pushed the price of oil to another record on July 14, 2006. But data, especially on housing, had mostly pointed to cooling demand and a tame employment report on August 4, 2006 probably decided the matter. Four days later the FOMC met and left rates unchanged. The booming housing market had been a powerful driver of growth in recent years through new construction and demand created by mortgage loan refinancing. This boom was deteriorating appreciably with housing prices and the key new building permits measure falling sharply. Only in the last few days of 2006 did the slump show some signs of bottoming out with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence. For the six months ended December 31, 2006, the Lehman Brothers® Aggregate Bond ("LBAB") Index(2) of investment grade bonds gained 5.09% and for the year ended December 31, 2006 it gained 4.33%. The most important dynamic was the broad yield curve inversion, suggestive of an expected fall in interest rates and a further economic slow down. The ten-year Treasury yield fell 43 basis points (0.43%) to 4.71%, while the yield on the three-month Bill rose by 3 basis points (0.03%) to 4.89%. Since mid-August, with the exception of two days, bond investors had been prepared to lend money to the government for ten years at a lower interest rate than for three months.

Faced with fading business activity, as the key housing engine seized up, and a yield curve inverted to the point of recession according to some commentators, investors in U.S. equities must have been in the mood to sell. Not so fast. Those investors saw things differently and indeed the apparent "disagreement" between the bond market and global stock markets was a well discussed feature of the second half of the year. For one thing, the oil price, having hit its record, fell back, as surly calm returned to the Middle East, as the summer driving and hurricane seasons came and went and as winter got off to a mild start in the key North East region. The price of oil averaged 22% less in the fourth quarter than at its peak, boosting consumers' spending power and confidence. And if longer-term interest rates were falling then stocks looked more attractive as bonds provided less competition and the present value of future corporate profits rose. Speaking of which, Standard & Poor's 500® Composite Stock Price ("S&P 500®") Index(3) companies duly reported their 13th straight double-digit quarterly percentage earnings gain. Gross domestic product ("GDP") growth may have slowed, but the share of corporate profits, reported at 12.4%, was the highest since the 1950's. The next merger or acquisition to get investors in the mood never seemed far away. Five of them were even announced in one day on November 6, 2006, sending markets up about 1%. For the six months ended December 31, 2006, the S&P 500® Index, including dividends, rose 12.7% and for the year ended December 31, 2006, the S&P 500® Index, including dividends, rose 15.8%. All but 30 basis points (0.30%) of the gain came after August 8, 2006, making six-year highs as the year ended.

International markets, based on MSCI local currency indices, as in the U.S., finished near their best levels for the year. In Japan the market advanced 8.7%, in 2006, after a late surge. The long awaited increase in interest rates from 0.0% to 0.25% took place in July just as the economic recovery was losing impetus. Third quarter growth was estimated at only 0.8% and generated by exports and capital spending alone. Consumer spending was lagging despite low unemployment and almost flat prices, yet business confidence remained high and profit growth healthy. Elsewhere, Asian

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2006

markets ex Japan rose 28.2% in 2006, but with wide disparities, ranging from –2.0% in Thailand to 83.4% in China. In Thailand the uncertainty caused by a military coup was compounded when the junta imposed exchange controls to hold back the strong baht, only to rescind them the next day. China's market soared in surely speculative excess, and in the absence of attractive alternatives, as investors sought a piece of the world's fourth largest economy. By the end of 2006 the Chinese market had become the third biggest emerging market after South Korea and Taiwan. European ex UK markets surged 16.1%, in 2006. The Eurozone's GDP growth had recorded its best first half of a year since 2000, 1.7%, and the lowest unemployment rate, 7.8%, since the start of the Eurozone itself. But as the second half of 2006, wore on there were signs that the best news was behind it and the third quarter's annualized growth fell to 2.0%. Business confidence, however, stayed buoyant and cheered by extensive merger and acquisition activity despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates three times and the looming rise in German sales tax. UK equities added 8.6% in the six months ended December 31, 2006. The Bank of England raised rates twice as GDP growth accelerated to 2.9% year over year, inflation climbed above target and house prices, an important demand generator, continued their recovery with average prices up more than 10% in 2006. Again, however, it was widespread, large scale mergers and acquisitions energizing the market.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING VP NATURAL RESOURCES TRUST

PORTFOLIO MANAGERS' REPORT

The ING VP Natural Resources Trust* ("Trust") seeks long-term growth of capital through investment primarily in common stocks of companies that own or develop natural resources and other basic commodities or supply goods and services to such companies. Capital appreciation will be the primary determinant of total return and income is a secondary consideration. The Trust is managed by James A. Vail, Portfolio Manager, and Anthony Socci, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Trust provided a total return of 21.78% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") and the Goldman Sachs Natural Resources Index(2), which returned 15.79% and 17.00%, respectively, for the same period.

Portfolio Specifics: 2006 brought new highs in most globally traded commodities, and a dramatic correction. In general however, natural resource prices ended the year higher than where they began. As we witnessed in recent years, commodity prices peaked in the second quarter, sold off later in the period and settled into a trading range for the remainder of the period. On balance, the year's first half strength was spurred on by inflated world gross domestic product growth and expectations and heightened geo-political tensions in the Middle East. However, this was offset by slowing activity in the U.S. housing sector. As this occurred, inventories of many commodities increased on the London Metal Exchange pushing prices lower. Finally, a milder-than-expected winter forced crude oil and natural gas prices lower as demand failed to materialize.

Within energy, the Trust's holdings in oil and gas exploration and production and sub-sectors oil and gas equipment and services were the primary drivers of performance. In materials, stock selection in gold and, to a lesser extent, steel and precious metals also helped.

By comparison, in energy, stock selection in coal and the consumable fuels sub-sector acted as a drag. Coal stocks specifically were held back by weaker natural gas prices, often a substitute for coal. In materials, the portfolio was hurt by weak stock selection in diversified metal and mining.

The strongest contributors within energy were Allis-Chalmers Energy, Inc. and Superior Energy Services. Both companies benefited from high spending to bring on incremental energy supplies. PetrosBras also contributed meaningfully. Our decision to underweight BP and Halliburton also benefited the Trust. In materials, Agnico-Eagle Mines Ltd., a polymetalic producer, was one of the stronger contributors. This company enjoyed across the board strength of several precious and base metals. The greatest individual contributor in materials was Aquarius Platinum, not in the index and thought to be a take-out candidate.

By comparison, Evergreen Energy, Inc. was the Trust's worst performing holding. Doubts about the company's new process to create a more economically friendly coal product dragged its shares dramatically lower. Our underweight position in integrated oil also hurt the Trust. Our underweight position in Chevron Corp. was a drag on performance as the company performed better than expected. Many of our energy holdings suffered from a sharp decline in oil prices in mid-July. Positions that were negatively affected include Grant Prideco, Inc., Dresser-Rand Group Southwestern Energy Co. and Rowan Cos. Inc. In materials, Shore Gold, Inc. lagged as diamond exploration news flow slowed. Finally, our underweight position in INCO hurt the Trust as the stock rose on news that it was going to be acquired by Cia Vale Do Rio Doce of Brazil.

Current Strategy and Outlook: Over the intermediate term we are positioning the Trust to benefit from an extended commodity cycle. We recognize, however, that the longer-term positive trends may experience periods of short term over enthusiasm and subsequent rejection of the longer term fundamentals. Industrialization and urbanization in the emerging world economies are expected to keep demand and subsequently prices above longer-term norms for a broad array of natural resources, from aluminum to zinc. Even without higher commodity prices, company balance sheets contain net cash positions which we expect to increase. In our opinion, this should support continued industry consolidations, special cash dividends and share repurchases. All these would be favorable events for the Trust.

*  On January 4, 2007, the shareholders of the Trust approved the reorganization with and merger into ING Global Resources Portfolio. The reorganization was completed on January 13, 2007.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings as of December 31, 2006 (as a percent of net assets)
ExxonMobil Corp.	9.1%
ConocoPhillips	6.3%
Chevron Corp.	4.0%
Schlumberger Ltd.	3.9%
Occidental Petroleum Corp.	3.5%
Newfield Exploration Co.	3.4%
Royal Dutch Shell PLC	2.6%
Plains Exploration & Production Co.	2.5%
Southwestern Energy Co.	2.5%
Mirant Corp.	2.3%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING VP NATURAL RESOURCES TRUST

	Average Annual Total Returns for the Years Ended December 31, 2006
	1 Year	5 Year	10 Year
ING VP Natural Resources Trust	21.78%	20.14%	9.36%
S&P 500® Index(1)	15.79%	6.19%	8.42%
Goldman Sachs Natural Resources Index(2)	17.00%	18.55%	9.38%**

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Natural Resources Trust against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Trust's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Trust distributions or the redemption of Trust shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect to increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Trust holdings are subject to change daily.

*  The graph above illustrates the simple price appreciation returns for Goldman Sachs Natural Resources Index for the first five years of the ten year period and gross dividends reinvested for the last five years of the ten year period.

**  Ten year return calculated from simple price appreciation.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)  The Goldman Sachs Natural Resources Index is a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber, and other sub-sectors.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b–1) fees; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006. The Trust's expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Trust Return", provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return", provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

ING VP Natural Resources Trust	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During the Six Months Ended December 31, 2006*
Actual Trust Return	$1,000.00	$1,056.80	$5.65
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

*  Expenses are equal to the Trust annualized expense ratio of 1.09%; multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING VP Natural Resources Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING VP Natural Resources Trust as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING VP Natural Resources Trust as of December 31, 2006, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S generally accepted accounting principles.

Boston, Massachusetts
February 22, 2007

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ING VP Natural Resources Trust
ASSETS:
Investments in securities at value*	$123,710,176
Short-term investments at amortized cost	1,659,000
Cash	69,778
Foreign currencies at value**	16
Receivables:
Investment securities sold	1,151,774
Fund shares sold	60,369
Dividends and interest	106,667
Prepaid expenses	2,158
Reimbursement due from manager	28,983
Total assets	126,788,921
LIABILITIES:
Payable for investment securities purchased	1,254,851
Payable for fund shares redeemed	755
Payable to affiliates	119,644
Payable for trustee fees	23,020
Other accrued expenses and liabilities	42,877
Total liabilities	1,441,147
NET ASSETS (equivalent to $26.86 per share on 4,666,619 shares outstanding)	$125,347,774
NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest $0.01 par value (unlimited shares authorized)	$89,081,721
Undistributed net investment income	212,209
Accumulated net realized gain on investments and foreign currency related transactions	21,874,746
Net unrealized appreciation on investments and foreign currency related transactions	14,179,098
NET ASSETS	$125,347,774
* Cost of investments in securities	$109,530,982
** Cost of foreign currencies	$16

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

ING VP Natural Resources
Trust
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,215,050
Interest	122,461
Total investment income	1,337,511
EXPENSES:
Investment management fees	1,234,934
Transfer agent fees	164
Administrative service fees	123,492
Shareholder reporting expense	49,817
Registration fees	2,962
Professional fees	50,120
Custody and accounting expense	21,418
Trustee fees	2,095
Miscellaneous expense	10,401
Interest expense	10,870
Total expenses	1,506,273
Net waived and reimbursed fees	(156,604)
Net expenses	1,349,669
Net investment loss	(12,158)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	22,292,163
Foreign currency related transactions	(2,845)
Net realized gain on investments and foreign currency related transactions	22,289,318
Net change in unrealized appreciation or depreciation on:
Investments	(3,169,408)
Foreign currency related transactions	(162)
Net change in unrealized appreciation or depreciation on investments	(3,169,570)
Net realized and unrealized gain on investments and foreign currency related transactions	19,119,748
Increase in net assets resulting from operations	$19,107,590
* Foreign taxes withheld	$46,087

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Natural Resources Trust
	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005
FROM OPERATIONS:
Net investment loss	$(12,158)	$(17,976)
Net realized gain on investments and foreign currency related transactions	22,289,318	9,548,682
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(3,169,570)	11,741,747
Net increase in net assets resulting from operations	19,107,590	21,272,453
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(24,672)
Net realized gains	(9,691,315)	(2,421,351)
Total distributions	(9,691,315)	(2,446,023)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	51,535,406	61,859,638
Dividends reinvested	9,691,315	2,446,023
	61,226,721	64,305,661
Cost of shares redeemed	(39,453,536)	(23,956,863)
Net increase in net assets resulting from capital share transactions	21,773,185	40,348,798
Net increase in net assets	31,189,460	59,175,228
NET ASSETS:
Beginning of year	94,158,314	34,983,086
End of year	$125,347,774	$94,158,314
Undistributed net investment income at end of year	$212,209	$628

See Accompanying Notes to Financial Statements

ING VP NATURAL RESOURCES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Year Ended December 31,
	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$23.89		17.65		15.82	12.12	12.40
Income (loss) from investment operations:
Net investment loss	$(0.00	)*	(0.00	)*	(0.10)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	$5.22		7.28		2.09	3.78	(0.21)
Total from investment operations	$5.22		7.28		1.99	3.70	(0.26)
Less distributions from:
Net investment income	$—		0.01		0.16	—	0.02
Net realized gains on investments	$2.25		1.03		—	—	—
Total distributions	$2.25		1.04		0.16	—	0.02
Net asset value, end of year	$26.86		23.89		17.65	15.82	12.12
Total Return(1)%	21.78		42.79		12.66	30.53	(2.10)
Ratios and Supplemental Data:
Net assets, end of year (000s)	$125,348		94,158		34,983	24,735	21,237
Ratio to average net assets:
Net expenses after expense reimbursement(2)%	1.09		1.18		1.33	1.61	1.64
Gross expenses prior to expense reimbursement %	1.22		1.33		1.33	1.61	1.64
Net investment loss after expense reimbursement(2)%	(0.01)		(0.03)		(0.68)	(0.58)	(0.41)
Portfolio turnover rate %	112		122		106	121	80

(1)  Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

*  Amount is more than ($0.005) per share.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006

NOTE 1 — ORGANIZATION

Organization. ING VP Natural Resources Trust ("Trust") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust was organized as a Massachusetts business trust on November 15, 1988 and commenced operation in 1991. The Trust's primary investment objective is to seek long-term growth of capital through investment primarily in common stocks of companies that own or develop natural resources and other basic commodities or supply goods and services to such companies. Capital appreciation will be the primary determinant of total return and income is a secondary consideration.

Shares of the Trust may be offered to segregated asset accounts of insurance companies as an investment option under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans and to certain investment advisers and their affiliates.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Trust's behalf.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements and such policies are in conformity with U.S. generally accepted accounting principles for investment companies:

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Trust's valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Trust's Board of Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Trust calculates its net asset value ("NAV") may also be valued at their fair values as determined in good faith by or under the supervision of the Trust's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Trust calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Trust related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Trust determines its NAV or if the foreign exchange closes prior to the time the Trust determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Trust's NAV may not take place contemporaneously with the determination of the prices of securities held by the Trust in foreign

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities markets. Further, the value of the Trust's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Trust. In calculating the Trust's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Trust closes but before the time that the Trust's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Trust determines its NAV. In such a case, the Trust will use the fair value of such securities as determined under the Trust's valuation procedures. Events after the close of trading on a foreign market that could require the Trust to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Trust calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Trust could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Trust is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Trust to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Trust determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Trust's NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by the Trust's custodian bank or other broker-dealers or banks approved by the Trust, on each date that the NYSE is open for business.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis except when collection is not expected. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Trust. Premium amortization and discount accretion are determined by the effective yield method.

C.  Federal Income Taxes. It is the policy of the Trust to comply with subchapter M of the Internal Revenue Code and related excise tax provisons applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

D.  Distributions to Shareholders. Dividends from net investment income and net realized gains, if any are declared and paid annually by the Trust. Distributions are determined annually in accordance with federal tax principles which may differ from U.S. generally accepted accounting principles for investment companies. The Trust may make distributions on a more frequent basis, at the discretion of the Board and to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

G.  Forward Foreign Currency Contracts. The Trust may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Trust agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Trust's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized on the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

H.  Repurchase Agreements. The Trust may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Trust will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Trust. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. There would be potential loss to the Trust in the event the Trust is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Trust entered into an investment management agreement ("Management Agreement") with ING Investments ("ING Investments" or the "Investment Adviser"). The Investment Management Agreement compensates the Investment Adviser with a fee at an annual rate of 1.00% of the Trust's average daily net assets.

The Investment Adviser has entered into an expense limitation agreement ("Expense Limitation Agreement") with the Trust, under which it will limit expenses of the Trust to the extent of 2.50% of the value of the Trust's average daily net assets, excluding interest, taxes, brokerage and extraordinary expenses. Fee waivers and/or reimbursements by the Investment Adviser may vary in order to achieve such contractually obligated expense limit.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

The Investment Adviser may at a later date recoup from the Trust for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Trust's expense ratio does not exceed the percentage described above.

Effective January 1, 2006, pursuant to a side agreement, the Investment Adviser lowered the expense limit for the Trust to 1.08% through December 31, 2006. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if the Investment Adviser elects to renew it. If after December 31, 2006, the Investment Adviser elects not to renew the side agreement, the expense limit will revert to the limitation under the Trust's Expense Limitation Agreement of 2.50%. The Trust waived $156,604 pursuant to the side agreement during the year ended December 31, 2006. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

The Investment Adviser has entered into a sub-advisory agreement with ING Investment Management Co. ("ING IM").

ING Funds Services, LLC (the "Administrator") serves as Administrator to the Trust. The Trust pays the Administrator a fee calculated at an annual rate of 0.10% of the Trust's average daily net assets.

The Investment Adviser, ING IM and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2006, the Trust had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued Investment Management Fees	Accrued Administrative Fees	Total
$108,767	$10,877	$119,644

The Trust has adopted a Retirement Policy ("Policy") covering all Independent Trustees of the Trust who will have served as an Independent Trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

At December 31, 2006 the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the Trust: ING Life Insurance and Annuity Company (75.19%); Kemper Investors Life Insurance Company (11.78%); and Reliastar Life Insurance Company (6.60%). Symetra Life Insurance Company also owned 5.06% of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006, excluding short-term securities, were $148,009,321 and $135,897,192, respectively.

NOTE 6 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities. The Trust may invest in foreign securities and has a policy of investing in the securities of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. There are certain risks involved in investing in foreign securities or

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 6 — CONCENTRATION OF
INVESTMENT RISKS (continued)

concentrating in specific industries such as natural resources that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

Non-Diversified. The Trust is classified as a
non-diversified investment company under the 1940 Act, which means that the Trust is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Trust's assets in the securities of a small number of issuers may cause the Trust's share price to fluctuate more than that of a diversified investment company.

Concentration. The Trust concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, the Trust may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

NOTE 7 — LINE OF CREDIT

The Trust, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The Trust utilized the line of credit for 52 days during the year ended December 31, 2006, with an approximate average daily balance of $1,345,577 for those days and an approximate weighted average interest rate of 5.67%.

NOTE 8 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Year Ended December 31, 2006	Year Ended December 31, 2005
VP Natural Resources (Number of Shares)
Shares sold	1,872,064	3,020,350
Dividends reinvested	358,274	129,395
Shares redeemed	(1,504,945)	(1,190,830)
Net increase in shares outstanding	725,393	1,958,915
VP Natural Resources ($)
Shares sold	$51,535,406	$61,859,638
Dividends reinvested	9,691,315	2,446,023
Shares redeemed	(39,453,536)	(23,956,863)
Net increase	$21,773,185	$40,348,798

NOTE 9 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Trust's Board, the following securities have been deemed to be illiquid. The Trust currently limits investments in illiquid securities to 15% of the Trust's net assets, at market value, at time of purchase.

Security	Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
PetroHawk Energy Corp.	42,069	8/23/2005	$471,495	$483,794	0.4%

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2006:

Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains / (Losses)
$223,739	$(223,739)

Dividends paid by the Trust from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended December 31, 2006		Year Ended December 31, 2005
Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
$5,781,616	$3,909,699	$596,034	$1,849,989

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2006 were:

Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation
$12,262,706	$10,402,128	$13,601,219

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the Securities and Exchange Commission (the "SEC") has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For calendar-year open-end funds, this would be no later than their June 29, 2007 NAV and the effects of FIN 48 would be reflected in the funds' semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Trust has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Trust.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2006, management of the Trust is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 12 — SUBSEQUENT EVENTS

Dividends. Subsequent to December 31, 2006, the Trust declared dividends and distributions of:

	Per Share Amount	Payable Date	Record Date
VP Natural Resources Trust
Net Investment Income	$0.0457	January 12, 2007	January 9, 2007
Short-Term Capital Gain	$2.5807	January 12, 2007	January 9, 2007
Long-Term Capital Gain	$2.2277	January 12, 2007	January 9, 2007

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 12 — SUBSEQUENT EVENTS (continued)

On January 4, 2007, the shareholders of the Trust approved the reorganization with and merger into ING Global Resources Portfolio. The reorganization was completed on January 13, 2007.

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/ Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Boards that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•  ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the "NH Bureau") concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the "NYAG Agreement") regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust ("NYSUT") and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG's findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG's office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the "One-Page Disclosure"). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the "NH Agreement") to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau's claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

  PORTFOLIO OF INVESTMENTS
ING VP NATURAL RESOURCES TRUST  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 98.7%
		Chemicals: 0.6%
745	@, @@	Arkema ADR	$38,245
39,133	@	US Bioenergy Corp.	665,261
			703,506
		Coal: 1.6%
	48,500	Arch Coal, Inc.	1,456,455
	12,600	Peabody Energy Corp.	509,166
			1,965,621
		Electric: 2.3%
92,131	@	Mirant Corp.	2,908,575
			2,908,575
		Energy-Alternate Sources: 1.2%
145,700	@	Evergreen Energy, Inc.	1,440,973
			1,440,973
		Engineering & Construction: 1.0%
24,250	@	McDermott International, Inc.	1,233,355
			1,233,355
		Investment Companies: 0.3%
85,500	@, @@	Energy XXI Acquisition Corp. Bermuda Ltd.	414,675
			414,675
		Iron/Steel: 1.5%
	11,200	Cleveland-Cliffs, Inc.	542,528
17,400	@@	Mittal Steel Co. NV	733,932
	8,800	United States Steel Corp.	643,632
			1,920,092
		Mining: 18.3%
15,100	@@	Agnico-Eagle Mines Ltd.	622,724
22,600	@@	Alcan, Inc.	1,101,524
14,400	@@	BHP Billiton Ltd. ADR	572,400
38,400	@@	Cameco Corp.	1,554,243
37,566	@@	Cia Vale do Rio Doce	1,117,213
223,100	@, @@	Eldorado Gold Corp.	1,207,187
17,400	@@	First Quantum Minerals, Ltd.	936,286
	31,300	Freeport-McMoRan Copper & Gold, Inc.	1,744,349
45,700	@, @@	Frontera Copper Corp.	194,768
40,000	@@	Gold Fields Ltd.	751,520
55,094	@@	GoldCorp, Inc.	1,566,873
89,100	@	Hecla Mining Co.	682,506
48,000	@, @@	Kinross Gold Corp.	570,240
612,700	@, @@	Lihir Gold Ltd.	1,507,967
10,600	@@	Lonmin PLC	622,497
75,500	@, @@	Major Drilling Group International	1,688,496
119,200	@, @@	Paladin Resources, Ltd.	814,667
	12,600	Phelps Dodge Corp.	1,508,472
61,500	@, @@	Randgold Resources Ltd. ADR	1,442,790
2,900	@@	Rio Tinto PLC ADR	616,221
162,500	@, @@	Shore Gold, Inc.	856,987
16,900	@@	Teck Cominco Ltd.	1,273,858
			22,953,788

Shares			Value
		Oil & Gas: 59.9%
	45,000	Cabot Oil & Gas Corp.	$2,729,250
252,036	@	Cano Petroleum, Inc.	1,381,157
	68,500	Chevron Corp.	5,036,805
	109,600	ConocoPhillips	7,885,720
19,987	@	Delta Petroleum Corp.	462,899
11,100	@	Denbury Resources, Inc.	308,469
	7,100	Devon Energy Corp.	476,268
	37,100	ENSCO International, Inc.	1,857,226
	21,700	EOG Resources, Inc.	1,355,165
105,892	@	EXCO Resources, Inc.	1,790,634
	149,200	ExxonMobil Corp.	11,433,196
62,295	@	GeoMet, Inc.	647,868
	10,900	GlobalSantaFe Corp.	640,702
31,572	@	Goodrich Petroleum Corp.	1,142,275
	34,600	Hess Corp.	1,715,122
93,407	@	Kodiak Oil & Gas Corp.	366,155
8,800	@@	Lukoil ADR	763,608
	25,400	Marathon Oil Corp.	2,349,500
92,000	@	Newfield Exploration Co.	4,227,400
5,700	@@, #, X	OAO Gazprom ADR	650,806
	90,000	Occidental Petroleum Corp.	4,394,700
72,751	@	Parallel Petroleum Corp.	1,278,235
42,069	@, I	PetroHawk Energy Corp.	483,794
29,605	@@	Petroleo Brasileiro SA	2,746,160
69,059	@	Petroquest Energy, Inc.	879,812
66,200	@	Plains Exploration & Production Co.	3,146,486
43,170	@	Quicksilver Resources, Inc.	1,579,590
	55,300	Rowan Cos., Inc.	1,835,960
45,262	@@	Royal Dutch Shell PLC ADR	3,204,097
89,300	@	Southwestern Energy Co.	3,129,965
33,000	@@	Total SA ADR	2,373,360
	59,500	XTO Energy, Inc.	2,799,475
			75,071,859
		Oil & Gas Services: 11.7%
82,050	@	Allis-Chalmers Energy, Inc.	1,890,432
17,400	@	Cameron International Corp.	923,070
28,100	@	Grant Prideco, Inc.	1,117,537
29,912	@	Hercules Offshore, Inc.	864,457
131,128	@	Key Energy Services, Inc.	2,052,153
8,000	@	National Oilwell Varco, Inc.	489,440
	78,100	Schlumberger Ltd.	4,932,796
37,500	@	Superior Energy Services	1,225,500
29,200	@	Weatherford International Ltd.	1,220,268
			14,715,653
		Pipelines: 0.3%
	15,394	Valero GP Holdings, LLC	382,079
			382,079
		Total Common Stock (Cost $109,530,982)	123,710,176

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP NATURAL RESOURCES TRUST  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS:	1.3%
	Repurchase Agreement: 1.3%
$1,659,000	Morgan Stanley Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $1,659,968 to be received upon repurchase (Collateralized by $5,290,000 Resolution Funding Corporation, Discount Note, Market Value $1,693,752, due 01/15/30)		$1,659,000
	Total Short-Term Investments (Cost $1,659,000)		1,659,000
	Total Investments in Securities (Cost $111,189,982)*	100.0%	$125,369,176
	Other Assets and Liabilities-Net	(0.0)	(21,402)
	Net Assets	100.0%	$125,347,774

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

I  Illiquid Security

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $111,767,862.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,747,945
Gross Unrealized Depreciation	(3,146,631)
Net Unrealized Appreciation	$13,601,314

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends paid during the year ended December 31, 2006 were as follows:

Fund Name	Type	Per Share Amount
VP Natural Resources Trust	NII	$—
	STCG	$1.3420
	LTCG	$0.9075

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2006, the following percentage qualifies for the dividends received deduction (DRD) available to corporate shareholders:

VP Natural Resources Trust:	5.59%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Trust. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust's Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	January 2005 - Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - Present). Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	180	None

Patricia W. Chadwick(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	180	None

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	February 2002 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	180	None

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	February 2002 - Present	President, College of New Jersey (January 1999 - Present).	180	None

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	180	Assured Guaranty Ltd. (November 2003 - Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Chairman and Trustee	July 2002 - Present	Private Investor (June 1997 - Present). Formerly, Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	180	JDA Software Group, Inc. (January 1999 - Present); and Swift Transportation Co. (March 2004 - Present).

Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2006 - Present	Consultant (May 2001 - Present), Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 - April 2001).	180	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian- American Enterprise Fund (February 2004 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	February 2001 - Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	180	Principled Equity Market Trust (December 1996 - Present); and Asian American Bank and Trust Company (June 1993 - Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	180	AmeriGas Propane, Inc. (January 1998 - Present); and UGI Corporation (February 2006 - Present).

Trustee who is an "Interested Person":

John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	July 2000 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	180	Hormel Foods Corporation (March 2000 - Present); ShopKo Stores, Inc. (August 1999 - Present); and Conseco, Inc. (September 2003 - Present).

(1)  Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2)  Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)  Valuation, Proxy and Brokerage Committee member.

(4)  Audit Committee member.

(5)  Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Groep, the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Officers:

Shaun P. Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (November 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	February 2002 - Present	Executive Vice President, ING Investments, LLC (December 2001 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 - December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); and Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Executive Vice President	July 2000 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present), and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003).

Joseph M. O'Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer Executive Vice President	November 2004 - Present March 2006 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); ING Investments, LLC and Directed Services, LLC (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001-October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 - Present July 2000 - Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 - Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 - March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003).

Ernest J. C'DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 - Present	Senior Vice President, ING Funds Services, LLC (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 - Present	Senior Vice President of Operations, ING Funds Services, LLC (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC (September 2001 - May 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	January 2000 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

Section 15(c) of the 1940 Act provides that, after an initial period, the existing investment advisory and sub-advisory contracts for the Trust remain in effect only if the Board of the Trust, including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Trust, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and renew them. In this regard, at a meeting held on November 9, 2006 the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the "Advisory Contract") between ING Investments, LLC (the "Adviser") and the Trust and the sub-advisory contract ("Sub-Advisory Contract") with ING IM, the sub-adviser to the Trust.

The Independent Trustees also held separate meetings on October 12, 2006 and November 7, 2006 to consider renewals of the Advisory Contract and Sub-Advisory Contract. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 9, 2006 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Trust. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board's determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contract and Sub-Advisory Contract for the Trust were considered at the same Board meeting, the Trustees considered the Trust's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 9, 2006 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Trust's Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2007. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Trust's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

In 2003, the Independent Trustees determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory and sub-advisory arrangements for the funds in the ING Funds complex, including the Trust's existing Advisory and Sub-Advisory Contracts, and to approve new advisory and sub-advisory arrangements. Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Trust ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Advisory and Sub-Advisory Contracts for the funds in the ING Funds Complex (including the Trust), as well as its review and approval of new advisory relationships.

Since the foregoing approval and renewal process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed-Income Funds Investment Review Committee (the "I/B/F IRC"). The type and format of the information provided to the Board or its counsel to inform its approval and annual review and renewal process has been codified in the ING Funds' "15(c) Methodology Guide" (the "Methodology Guide"). The Methodology Guide was developed under the direction of the Independent Trustees, and sets out a written blueprint under which the Independent Trustees request certain information necessary to

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides ING Fund-specific information to the Independent Trustees based on the Methodology Guide through "Fund Analysis and Comparison Tables" or "FACT" sheets prior to the Independent Trustees' review of Advisory and Sub-Advisory Contracts for the funds in the ING Funds complex, including the Trust. In 2005, the Independent Trustees retained an independent firm to verify and test the accuracy of certain of this information for a representative sample of funds in the ING Funds complex. The Independent Trustees have determined to conduct such testing periodically.

As part of a regular on-going process, the Board's Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board's Investment Review Committees, including the I/B/F IRC, review benchmarks used to assess the performance each fund in the ING Funds complex, including the Trust. The I/B/F IRC also meets regularly with the Adviser and periodically with ING IM. The I/B/F IRC may apply a heightened level of scrutiny in cases where performance has lagged a benchmark and/or peer group of investment companies.

The Board employed its process for reviewing contracts when considering the renewals of the Trust's Advisory and Sub-Advisory Contracts that would be effective through November 30, 2007. A number of the Board's primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Trust's Advisory Contract and Sub-Advisory Contract for the year ending November 30, 2007, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Trust by the Adviser and ING IM. This included information regarding the Adviser and ING IM provided throughout the year at regular Board meetings, as well as information furnished for the November 9, 2006 Board meeting, which was held specifically to consider contract renewals for the period ending November 30, 2007. In addition, the Board's Independent Trustees also held meetings on October 12 and November 7, prior to the November 9, 2006 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 2006 Board meeting included the following items: (1) FACT sheets for the Trust that provided information about the performance and expenses of the Trust and other similarly managed funds in a selected peer group ("Selected Peer Group"), as well as information about the Trust's investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and the Selected Peer Group were selected and how profitability was determined; (3) responses from the Adviser and ING IM to a detailed series of questions posed by K&L Gates; (4) copies of the form of Advisory Contract and Sub-Advisory Contract for the Trust; (5) copies of the Forms ADV for the Adviser and ING IM; (6) financial statements for the Adviser and ING IM; (7) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the Trust's Advisory Contract and Sub-Advisory Contract, including a written analysis for the Trust discussing the manner in which its performance and fees compare to its Selected Peer Group and designated benchmarks; and (8) other information relevant to the Board's evaluations.

The Trust has one class of shares, and this class was compared to the funds in the Trust's Selected Peer Group. The mutual funds chosen for inclusion in the Trust's Selected Peer Group were selected based upon criteria designed to mirror that class.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the "manager-of-managers" platform of the ING Funds. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the members of the I/B/F IRC with their assessment of the investment performance of the Trust on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Investment Review Committees, including the I/B/F IRC, to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of ING IM. The Board took note of the pro-active approach that the Adviser, working in cooperation with the Board's Investment Review

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Committees, including the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes intended to assist in improving the performance of the Trust.

In considering the Trust's Advisory Contract, the Board also considered the extent of benefits provided to the Trust's shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the Trust's shares and the same class of shares of other funds in the ING Funds complex, and the wide variety in the types of funds available for exchange or transfer.

The Board also took into account the Adviser's extensive efforts in recent years to reduce the expenses of the ING Funds, including the Trust, through re-negotiated arrangements with the ING Funds' service providers. In addition, the Board considered the extensive efforts of the Adviser and expense it incurred in recent years to help make the ING Funds complex more efficient by reducing the number of funds through combinations of similar funds.

Further, the Board received periodic reports showing that the Trust's investment policies and restrictions were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust's Chief Compliance Officer ("CCO") evaluating the regulatory compliance systems of the Adviser and ING IM and procedures reasonably designed by them to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and ING IM of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the CCO's annual and periodic reports with respect to service provider compliance and his recommendations regarding service providers' compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Trust's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and ING IM, and evaluated the ability of the Adviser and ING IM to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Trust (and other relevant funds in the ING Funds complex) by the Adviser and ING IM, and whether those resources are commensurate with the needs of the Trust and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and ING IM are appropriate in light of the Trust's operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and ING IM were appropriate.

The Trust's Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of the Trust, taking into account the importance of such performance to the Trust's shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheets prepared for the Trust included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and the Trust's primary benchmark.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as the Trust grows larger and the extent to which this is reflected in the level of management fee rate charged. In this regard, the Board took into consideration that, while the Trust does not have breakpoint discounts on its advisory fees, it benefits from waivers to or reimbursements of advisory or other fees. The Board considered the extent to which economies of scale could effectively be realized through such waivers or reimbursements.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Information about Services to Other Clients

The Board requested, and if received considered, information about the nature of services and fee rates offered by the Adviser and ING IM to other clients, including other registered investment companies.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Trust to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to ING IM for sub-advisory services. In addition, the Board reviewed and took into account existing fee waivers applicable to the fees payable by the Trust.

The Board considered the Trust's fee structure as it relates to the services provided under the Trust's Advisory and Sub-Advisory Contracts, and the potential fall-out benefits to the Adviser and ING IM, and their respective affiliates, from their association with the Trust. The Board determined that the fees payable to the Adviser and ING IM are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2007.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Trust, the Board took into account the sub-advisory fee rate payable by the Adviser to ING IM with respect to the Trust. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by ING IM with respect to its profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser's and ING IM's profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Trust's operations may not be fully reflected in the expenses allocated to the Trust in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in today's regulatory environment.

In their review of advisory fee rates, the Independent Trustees have, from time to time, requested the Adviser, and the Adviser has agreed, to implement remedial actions for the Trust. These remedial actions have included, among others, reductions in the Trust's expense caps. The Independent Trustees have requested these adjustments primarily on the basis of: (a) the Trust's performance, as compared to its Selected Peer Group; (b) the performance of a Trust, as compared to its benchmark index; or (c) the Trust's expenses in relation to its Selected Peer Group.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and ING IM were not excessive.

Specific Factors Considered

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2006 meeting in relation to renewing the Trust's current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2007. These specific factors are in addition to those considerations discussed above. In each case, the Trust's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Trust's prospectus. The Trust's management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Trust, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Trust underperformed its Morningstar category median for all periods presented; (2) the Trust outperformed its broad-based, primary benchmark for all periods presented; (3) the Trust underperformed its style-specific benchmark for the most recent calendar quarter and ten-year periods, but outperformed for the year-to-date, one- , three- and five-year periods; and (4) the Trust is ranked in the third quintile of its Morningstar category for the year-to-date and one-year periods, in the fourth quintile for the three-year period, and in the fifth (lowest) quintile for the most recent quarter, three- and ten-year periods.

In analyzing this performance data, the Board took into account that it had approved, at the Board's May 2006 meeting, the merger of the Trust with and into ING Global Resources Portfolio, and that this merger would be completed during the first quarter of 2007.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Trust, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING VP Natural Resources Trust, as compared to its Selected Peer Group, including that: (a) the management fee for the Trust is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Trust is equal to the median and above the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, at the direction of the Board following the 2005 contract renewal process, in January 2006, the Trust's expense limit was reduced.

After its deliberation, the Board reached the following conclusions: (1) the Trust's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Trust's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Trust's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Trust for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Independent Registered Public
Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UNRT

(1206-022207)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $29,425 for year ended December 31, 2006 and $16,750 for year ended December 31, 2005.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $1,975 for year ended December 31, 2006 and $1,900 for year ended December 31, 2005.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $4,030 in the year ended December 31, 2006 and $825 in the year ended December 31, 2005.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

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FORM OF

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II.                                     Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.                                 Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                                Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

4

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                                Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                            Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

5

VIII.                        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                                Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended:  November 9, 2005

6

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,300 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,000 per audit

(1)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,000 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $20,000 per fund per year

8

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

9

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Loan Staff Services		☒	Not to exceed $15,000 during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre-Approval Period

10

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre-Approval Period

11

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2006

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

12

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING INVESTMENT FUNDS, INC

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

ING CORPORATE LEADERS TRUST FUND

ING PARTNERS, INC.

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING RISK MANAGED NATURAL RESOURCES FUND

(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $806,080 for year ended December 31, 2006 and $277,464 for year ended December 31, 2005.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

13

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as

EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): VP Natural Resources Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 8, 2007

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 8, 2007

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